SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                             November 5, 1999
                              Date of Report
                     (Date of Earliest Event Reported)

                        VAN AMERICAN CAPITAL, LTD.
          (Exact Name of Registrant as Specified in its Charter)

                             27201 Tourney Rd.
                                 Suite 125
                            Valencia, CA  91355
                 (Address of principal executive offices)

                              (661) 286-1333
                           (661) 286-1336 (fax)
                       Registrant's telephone number


     Nevada                        0-25275                  91-1918742
     (State or other               (Commission         (I.R.S. Employer
     jurisdiction of               File Number)        Identification No.)
     incorporation)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     (a) Pursuant to an Acquisition Agreement and Plan of Merger (the "Merger Agreement") dated as of October 12, 1999 between Van American Capital, LTD. ("VAC"), a Nevada corporation, and Salesrepcentral.com, Inc. ("SRC"), a Nevada corporation, all the outstanding shares of common stock of SRC were exchanged for 9,798,150 shares of common stock of VAC in a transaction in which VAC was the surviving corporation.

     Concurrent with the closing of the Merger each share of common stock, par value $.001 per share of SRC (individually a "SRC Share" and collectively, the "SRC Shares") issued and outstanding immediately prior to the Merger was, by virtue of the Merger converted into fully paid and nonassessable VAC common shares determined by dividing (i) Nine Million Seven Hundred Ninety-Eight Thousand, One Hundred and Fifty (9,798,150), by
(ii) the total number of shares of SRC, Twenty Million Seven Hundred Fifty Thousand (20,750,000) outstanding immediately prior to the Merger (such quotient, the "Exchange Ratio"). The holder of one or more shares of SRC common stock was entitled to receive in exchange therefor a number of shares of VAC Common Stock equal to the product of (x) (the number of shares of SRC common stock (20,750,000)), times (y) (the Exchange Ratio. VAC Shares and SRC Shares are sometimes referred to collectively herein as "Shares." By way of example, 9,798,150 / 20,750,000 = .4722 (the Exchange Ratio). The number of shares of SRC common stock held by a stockholder (100,000) times the Exchange Ratio of .4722 equals 47,220 shares of VAC Shares to be issued.

     In addition to the common shares of VAC issued, each share of common stock, par value $.001 per share of SRC (individually a "SRC Share" and collectively, the "SRC Shares") issued and outstanding immediately prior to the Merger was, by virtue of the Merger to receive fully paid and nonassessable VAC preferred shares determined by dividing (i) Fourteen Thousand Five Hundred and Twenty-Five (14,525), by (ii) the total number of shares of SRC, Twenty Million Seven Hundred Fifty Thousand (20,750,000) outstanding immediately prior to the Effective Time (such quotient, the "Exchange Ratio"). The holder of one or more shares of SRC common stock shall be entitled to receive in exchange therefor a number of shares of VAC preferred stock equal to the product of (x) (the number of shares of SRC Common Stock (20,750,000)), times (y) (the Exchange Ratio. VAC Shares and SRC Shares are sometimes referred to collectively herein as "Shares." By way of example, 14,525/20,750,000 = .0007 (the Exchange Ratio). The number of shares of SRC common stock held by a stockholder (100,000) times the Exchange Ratio of .0007 equals 70 shares of VAC preferred shares to be issued.

     The Merger Agreement was adopted by the unanimous consent of the Board of Directors of SRC on October 12, 1999. The Merger Agreement was adopted by the unanimous consent of the Board of Directors of VAR on October 12, 1999. The Articles of Merger were filed on October 27, 1999.

     The officers of SRC will continue as officers of the survivor issuer. At the time of the Merger each of SRC and VAC took such action as was necessary (i) to cause the number of directors comprising the full Board of Directors of VAC to be one (1) person and (ii) to cause Ralph Massetti (the "SRC Designee") to be elected as director of VAC. At the time of the Merger and until successors are duly elected or appointed and qualified in accordance with applicable law, Ralph Massetti shall be Chief Executive Officer, President Chairman, Secretary, and Treasurer of VAC.

A copy of the Merger Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

     (b) The following table contains information regarding the shareholdings of VAC's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):

                               Amount of Common          Percent of
                              Stock Beneficially        Common Stock
Name                               Owned (1)       Beneficially Owned(2)
Ralph Massetti                     9,444,000                65%
President

  (1) Based upon 14,624,400 outstanding shares of common stock (subsequent to the merger).
(2) Assumes exercise of warrants, options or other rights to purchase securities held by the named shareholder exercisable within six months of the date hereof.
(3) Does not take into account the dilution as the result of the conversion of Preferred Shares to Common Shares.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

(a) The consideration exchanged pursuant to the Merger Agreement was negotiated between SRC and VAC.

BUSINESS

Salesrepcentral.com  plans  to  be  the Internet's  leading  on-line  sales
community,   targeting   professional  sales   representatives,   corporate
executives, and business managers/owners.

Salesrepcentral is designed to provide a comprehensive "portal" of resources that meet all the daily needs of the professionals in our target group, and to provide a legitimate meeting place and commerce site dedicated to their field of expertise.

Our portal network consists of a main, or homepage that delivers up-to-the-minute news, stock quotes, weather, events, and sales-related information.

Marketing

Salesrepcentral.com believes that our targeted segment of professionals is an ideal mix of demographics.

There are approximately 10.5 million professional sales representatives and executive-level corporate executives in the U.S. alone. This number is expected to increase to almost 13.5 million by 2004. Additionally, the on-line usage rate of this segment is estimated at over 80% and the average income of this group is among the top 5% in the nation.

This precisely targeted, affluent and overlooked demographic user group has disposable income, expense accounts, and the need to stay on top of technological advances and the latest sales and marketing tools.

The demographics make this segment an ideal market for a web-based enterprise that exclusively targets their business needs.

Employees

VAC has 8 employees of which 6 are in administration and 2 are in marketing and sales. Additionally, salesrepcentral.com has retained contracts with numerous design and technical contractors for site development. It is expected that salesrepcentral.com will hire approximately 12-15 additional employees once their web portal launches on January 3, 2000.

Property

VAC  maintains its administrative offices at 27201 Tourney Rd.,  Suite  125
Valencia,  CA   91355  under an annual lease of  $ 3042.00  per  month  for approximately 1690 square feet.

Litigation

There is no outstanding litigation in which the Company is involved and the Company is unaware of any pending actions or claims against it.

Description of Securities

The Company has an authorized capitalization of 50,000,000 shares of common stock, $.001 par value per share and 10,000,000 preferred stock, $.001 par value. As a result of the Merger the Company has 14,624,400 shares of common stock issued and outstanding and 14,700 shares of preferred stock issued and outstanding.

MARKET FOR VAC's SECURITIES

VAC is a reporting publicly traded company. VAC's common stock is traded on the NASD OTC Bulletin Board under the symbol VMRC.

The following table represents the average prices for the Company's common stock for the following period:

                   High        Low     Closing
                   Bid         Bid       Bid        Volume
    October,1999   1.81       1.75       1.80        5,236

MANAGEMENT

Name             Age  Title
Ralph Massetti   33   CEO, President, Secretary, Treasurer and Sole Director
Kevin Gilbert    39   Sales Vice-President
Shelly Lyons     33   Content Director
Richard Camp     38   Lending Services Director
Chris Cowan      27   Creative Director

Ralph Massetti, Founder of salesrepcentral.com, Inc. CEO, President, Secretary, Treasurer and the sole Director of the Corporation, brings over 12 years of professional sales and management experience to the organization. Previous to salesrepcentral.com's founding he served as a Consulting Marketing Specialist for Computer Associates, Inc. marketing enterprise management software solutions at the officer level among the nations largest organizations. He has earned a Bachelors and Masters in
Business  Administration  and is currently in  progress  of  a  Masters  in
Finance with a specialization in High Technology. He has extensive internet and technical training and experience and has also worked and trained as a licensed Stockbroker for Morgan Stanley Dean Witter. Raised in Chicago, he has worked in Los Angeles for 10 years.

Kevin Gilbert, Sales Vice-President of salesrepcentral.com, Inc. began his professional career with over 11 years of technical and engineering service with Hewlett Packard, Inc. During the last 10 years he has successfully served in a variety of professional senior sales positions in the technical hardware and software industries. Most recently, Kevin has held a position as a Consultative Marketing Specialist with Computer Associates, Inc. where he earned a reputation among the best sales representatives in the company, winning essentially every company sponsored sales incentive. Kevin earned a Bachelor of Science in Electrical Engineering Degree in 1980.

Shelly Lyons, Content Director of salesrepcentral.com, Inc. oversees all licensed and proprietary content and leads the marketing efforts in the E-commerce sections. After earning her Bachelor of Arts in English Literature at California State University at Los Angeles in 1990, Shelly wrote for Valley Magazine and The L.A. Weekly. Her Web career began in 1995 as a news writer for MSNBC in Burbank. In 1996 she became an editor at a start-up called Ultimatetv.com, which was recently acquired by Tribune Media Services. There she pursued and transacted for the site to produce the first-ever TV premiere on the Web.

Richard Camp, Lending Services Director of salesrepcentral.com, Inc. will draw on his experience with lenders and underwriters to expedite the best placement of customer loans and financial services. He combines a decade of real estate experience with a career in the financial services. As a licensed California real estate broker, Richard formerly held the position of President of Superior Financial, a successful California real estate lending corporation. He also holds numerous securities licenses from his experience as a stockbroker for Morgan Stanley Dean Witter. Richard is a graduate of University of Southern California's legal program and there received a Masters of Arts degree in History.

Chris Cowan, Creative Director of salesrepcentral.com, Inc. forges the digital presence and manages the entire look of SalesRepCentral.com. He holds a degree in Information Management and Technology with an emphasis in Graphic Communications from Arizona State University. His work on several web sites has received awards, including: Starwood Hotels and Resorts Luxury Collection, chosen by the Web Marketing Association as the 1998 Best Hotel Site of the Year, and Westin Hotels & Resorts, named Best Hospitality Web Site by Hospitality Sales and Marketing Association (HSMAI). Other sites include: Bellagio Las Vegas, UDC Homes, and Doubletree Hotels.

Executive Compensation

The sole director, Ralph Massetti, of the Company hold office until the next annual meeting of shareholders or until their successors are elected and qualified. At present, the Company's Bylaws provide for not less than one nor more than seven directors. Currently, there is one director of the Company. The Bylaws permit the Board of Directors to fill any vacancy and such director may serve until the next annual meeting of shareholders or until his successor is elected and qualified. Officers serve at the discretion of the Board of Directors.

RISK FACTORS

Competition from larger and more established companies may hamper marketability. VAC may face intense competition from similar, more well-established competitors, including national, regional and local companies possessing substantially greater financial, marketing, personnel and other resources than VAC.. VAC may not be able to market or sell its products if faced with direct product competition from these larger or more established companies.

Issuance of future shares may dilute investors share value. The Articles of Incorporation as amended of VAC authorizes the issuance of 50,000,000 shares of common stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by the its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by VAC. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

Current trading market for the Company's securities. VAC's common stock is traded on the OTC Bulletin Board operated by Nasdaq under the symbol VMRC. VAC did file a registration statement with the Securities and Exchange Commission and has been a reporting company under the Securities Exchange Act of 1934.

Penny  Stock Regulation.  The Company's common stock may be deemed a  penny
stock.   Penny stocks generally are equity securities with a price of  less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule
prescribed  by  the  Commission relating to the penny  stock  market.   The
broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the
securities.   Finally,  monthly statements must be sent  disclosing  recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

Computer Systems Redesigned for Year 2000. Many existing computer programs use only two digits to identify a year in such program's date field. These programs were designed and developed without consideration of the impact of the change in the century for which four digits will be required to accurately report the date. If not corrected, many computer applications could fail or create erroneous results by or following the year 2000 (the
"Year 2000 problem"). Many of the computer programs containing such date language problems have been corrected by the companies or governments operating such programs. The Company's operations will be dependent upon the timely delivery of supplies which deliveries and initial refining of fuels may be delayed or canceled because of such Year 2000 problem computer failures. The Company does not know what steps, if any, have been taken by any of its potential suppliers in regard to the Year 2000 problems. It is impossible to predict if the basic utilities serving the Company or suppliers will continue uninterrupted.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.     OTHER EVENTS

Not applicable.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Pursuant to the Merger Agreement all of the Board of Directors and Officers of VAC resigned and Ralph Massetti was elected as Chief Executive Officer, President Chairman, Secretary, and Treasurer of VAC.

ITEM 7.     FINANCIAL STATEMENTS

Financial statements of Salesrepcentral.com are filed herewith.

ITEM 8.     CHANGE IN FISCAL YEAR

Not applicable.

EXHIBITS

1.1* Agreement and Plan of Merger between Van American Capital, LTD. and Salesrepcentral.com, Inc.

1.2* Articles of Merger between Van American Capital, LTD. and
Salesrepcentral.com, Inc.

1.3* Articles of Incorporation.

1.4* Salesrepcentral.com Audited Financials Pre Merger
______
* To be filed by amendment




                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VAN AMERICAN CAPITAL,LTD.

                                       By:/s/ Ralph Massetti
                                          ----------------------------
                                          President, Chief Executive Officer


Date: November 12, 1999